UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 11, 2009

NOBLE INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53433	71-0934772
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3044 North 33rd Avenue Phoenix, Arizona	85017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 455-0507

Copies of Communications to:
Stoecklein Law Group
Emerald Plaza
402 West Broadway
Suite 690
San Diego, CA 92101
(619) 704-1310
Fax (619) 704-0556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

On October 11, 2009, the Registrant mailed a letter to its stockholders of record as of October 6, 2009 informing them of present operational accomplishments and future growth. A copy of the Stockholder Letter is attached as Exhibit 99.11.

The Stockholder Letter contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are necessarily based on certain assumptions and are subject to significant risks and uncertainties. These forward-looking statements are based on management’s expectations as of October 11, 2009. The Registrant does not undertake any responsibility for the adequacy, accuracy or completeness or to update any of these statements in the future. Actual future performance and results could differ from the contained in or suggested by these forward-looking statements.

Section 9 – Financial Statements and Exhibits

Item 9.01 Exhibits

Exhibit Number	Description
99.11	Stockholder Letter, dated October 10, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE INNOVATIONS, INC.

By: /S/ James Cole
James Cole, Chief Executive Officer

Date:  October 14, 2009